UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2022
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.500% Senior Notes Due 2022	PEP22a	The Nasdaq Stock Market LLC
0.250% Senior Notes Due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28a	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2033	PEP33	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
PepsiCo, Inc. (“PepsiCo”) held its 2022 Annual Meeting of Shareholders on May 4, 2022. For more information on the following proposals, see PepsiCo’s proxy statement for the 2022 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 24, 2022. Below are the final voting results.

(1) The following 14 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Segun Agbaje	1,009,461,408	8,079,779	3,213,210	178,800,954
Shona L. Brown	978,758,412	39,171,876	2,824,109	178,800,954
Cesar Conde	979,761,770	35,913,834	5,078,793	178,800,954
Ian Cook	961,119,349	54,221,593	5,413,455	178,800,954
Edith W. Cooper	1,003,782,465	13,955,393	3,016,539	178,800,954
Dina Dublon	982,945,604	34,944,817	2,863,976	178,800,954
Michelle Gass	1,004,416,397	13,412,893	2,925,107	178,800,954
Ramon L. Laguarta	946,763,937	66,344,549	7,645,911	178,800,954
Dave Lewis	1,010,332,733	7,238,039	3,183,625	178,800,954
David C. Page, MD	1,008,248,651	9,390,745	3,115,001	178,800,954
Robert C. Pohlad	942,070,481	67,159,761	11,524,155	178,800,954
Daniel Vasella, MD	949,659,863	65,919,241	5,175,293	178,800,954
Darren Walker	984,252,768	31,221,824	5,279,805	178,800,954
Alberto Weisser	999,111,631	18,497,757	3,145,009	178,800,954

(2) The shareholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for PepsiCo for fiscal year 2022:

For	1,123,567,997
Against	72,776,468
Abstain	3,210,886

(3) The shareholders approved, on an advisory basis, PepsiCo’s executive compensation:

For	934,142,965
Against	75,564,044
Abstain	11,047,388
Broker Non-Votes	178,800,954

(4) The shareholder proposal regarding independent Board Chairman was defeated:

For	314,764,311
Against	696,670,113
Abstain	9,319,973
Broker Non-Votes	178,800,954

(5) The shareholder proposal regarding a report on global public policy and political influence outside of the United States was defeated:

For	177,902,565
Against	831,410,932
Abstain	11,440,900
Broker Non-Votes	178,800,954

(6) The shareholder proposal regarding a report on public health costs was defeated:

For	137,474,789
Against	863,272,229
Abstain	20,007,379
Broker Non-Votes	178,800,954

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: May 6, 2022	By:	/s/ Cynthia A. Nastanski
	Name:	Cynthia A. Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary